UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

USHG ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2022

LETTER TO STOCKHOLDERS OF

USHG ACQUISITION CORP.

853 Broadway, 17th Floor

New York, New York 10003

To the Stockholders of USHG Acquisition Corp.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of USHG Acquisition Corp., a Delaware corporation (“HUGS,” “we,” “us,” “our” or the “Company”), to be held on                 , 2022, at                 , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by visiting                      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. The accompanying proxy statement is dated                 , 2022, and is first being mailed to stockholders of the Company on or about                 , 2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

(1) Proposal No. 1 – The Redemption Limit Elimination Proposal – to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Charter (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Charter (the “Redemption Limit Elimination Amendment”) is set forth in Annex A of the accompanying proxy statement;

(2) Proposal No. 2 – The Early Termination Proposal – to amend the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) from March 1, 2023 (the “Original Termination Date”) to the earlier of (x)                , 2022 or (y) the date of effectiveness of such amendment to the Charter (such date, the “Amended Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Charter (the “Early Termination Amendment”) is set forth in Annex B of the accompanying proxy statement;

(3) Proposal No. 3 – The Trust Amendment Proposal – to amend the Investment Management Trust Agreement, dated February 24, 2021 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (“AST”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of the accompanying proxy statement (the “Trust Amendment”) to change the date on which AST must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

(4) Proposal No. 4 – The Adjournment Proposal – to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation to enable implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by the holders of shares of Class A Common Stock issued in the IPO (the “Public Shares”). Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of the Early Termination Amendment and the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of the accompanying proxy statement.

The Charter currently provides that the Company has until the Original Termination Date to effect a Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding the Redemption Limit Elimination Proposal, USHG Investments, LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date (as defined below) may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the New York Stock Exchange (the “NYSE”), we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Early Termination Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-third of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Charter, as amended.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

AST’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date.

If the Trust Amendment Proposal is approved, AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by AST prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

As contemplated by the Charter, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and/or the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

For further details about the reasons for the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Company reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

The Board has fixed the close of business on                 , 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO DATE OF THE SPECIAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Amended Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Stockholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Stockholder may withdraw the tender.

On the Record Date, the redemption price per share was approximately $         (which is expected to be the same approximate amount at the time of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $         as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $        . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $         more per share than if the shares of Class A Common Stock were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy at the meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 28,750,000 issued and outstanding shares of Class A Common Stock and 6,934,500 issued and outstanding shares of Class B Common Stock. Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

As of the date of the proxy statement, the Sponsor and Share Our Strength, a 501(c)(3) nonprofit organization (“Share Our Strength” and, together with the Sponsor, the “Initial Stockholders”), hold approximately 19.43% of the issued and outstanding shares of Common Stock. In addition to these shares, (i) approval of the Redemption Limit Elimination Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock); (ii) approval of the Early Termination will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock); (iii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock); and (iv) approval of the Adjournment Proposal will require the affirmative vote of at least 10,907,751 shares of Common Stock held by the Public Stockholders (or approximately 37.9% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 1,986,626 shares of Common Stock held by the Public Stockholders (or approximately 6.9% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

The Initial Stockholders and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Initial Stockholders and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, in order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by (A) a third-party for services rendered or products sold to the Company (other than the Company’s independent registered public accounting firm), or (B) a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@astfinancial.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

Enclosed is the Notice of Special Meeting and accompanying proxy statement containing important information about the Special Meeting, the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of USHG Acquisition Corp.

Daniel H. Meyer
Chairman of the Board of Directors

This proxy statement is dated                 , 2022

and is first being mailed to our stockholders with the form of proxy on or about                 , 2022.

USHG ACQUISITION CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF USHG ACQUISITION CORP.

TO BE HELD ON                 , 2022

To the Stockholders of USHG Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of USHG Acquisition Corp., a Delaware corporation (the “Company”), will be held on                 , 2022, at                 , Eastern Time (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by visiting                      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

(1) Proposal No. 1 – The Redemption Limit Elimination Proposal – to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Charter (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Charter (the “Redemption Limit Elimination Amendment”) is set forth in Annex A of the accompanying proxy statement;

(2) Proposal No. 2 – The Early Termination Proposal – to amend the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) from March 1, 2023 (the “Original Termination Date”) to the earlier of (x)                , 2022 or (y) the date of effectiveness of such amendment to the Charter (such date, the “Amended Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Charter (the “Early Termination Amendment”) is set forth in Annex B of the accompanying proxy statement;

(3) Proposal No. 3 – The Trust Amendment Proposal – to amend the Investment Management Trust Agreement, dated February 24, 2021 (the “Trust Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee (“AST”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of the accompanying proxy statement (the “Trust Amendment”) to change the date on which AST must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

(4) Proposal No. 4 – The Adjournment Proposal – to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation to enable implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by holders of shares of Class A Common Stock issued in the IPO (the “Public Shares”). Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of the Early Termination Amendment and the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of the accompanying proxy statement.

The Charter currently provides that the Company has until the Original Termination Date to effect a Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes and expenses related to the administration of the Trust Account (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding the Redemption Limit Elimination Proposal, USHG Investments, LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date (as defined below) may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the New York Stock Exchange (the “NYSE”), we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Early Termination Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-third of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Charter, as amended.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

AST’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date.

If the Trust Amendment Proposal is approved, AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by AST prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

As contemplated by the Charter, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and/or the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

For further details about the reasons for the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The Company reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

The Board has fixed the close of business on                 , 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO DATE OF THE SPECIAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE

TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Amended Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Stockholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Stockholder may withdraw the tender.

On the Record Date, the redemption price per share was approximately $         (which is expected to be the same approximate amount at the time of the Mandatory Redemption), based on the aggregate amount on deposit in the Trust Account of approximately $         as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $        . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $         more per share than if the shares of Class A Common Stock were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy at the meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 28,750,000 issued and outstanding shares of Class A Common Stock and 6,934,500 issued and outstanding shares of Class B Common Stock. Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

As of the date of the proxy statement, the Sponsor and Share Our Strength, a 501(c)(3) nonprofit organization (“Share Our Strength” and, together with the Sponsor, the “Initial Stockholders”), hold approximately 19.43% of the issued and outstanding shares of Common Stock. In addition to these shares, (i) approval of the Redemption Limit Elimination Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock); (ii) approval of the Early Termination will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock);(iii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock); and (iv) approval of the Adjournment Proposal will require the affirmative vote of at least 10,907,751 shares of Common Stock held by the Public Stockholders (or approximately 37.9% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 1,986,626 shares of Common Stock held by the Public Stockholders (or approximately 6.9% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

The Initial Stockholders and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Initial Stockholders and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.

If the Company liquidates, in order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by (A) a third-party for services rendered or products sold to the Company (other than the Company’s independent registered public accounting firm), or (B) a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure you that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@astfinancial.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

Enclosed is the proxy statement containing important information about the Special Meeting, the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact D.F. King & Co., Inc., the Company’s proxy solicitor, by calling (877) 478-5040, or banks and brokers can call (212) 269-5550, or by emailing HUGS@dfking.com.

This Notice of Special Meeting and the accompanying proxy statement are dated                 , 2022 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of USHG Acquisition Corp.

Daniel H. Meyer
Chairman of the Board of Directors
, 2022

USHG ACQUISITION CORP.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF USHG ACQUISITION CORP. TO BE HELD ON                 , 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “expect,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	the possibility that we may be unable to obtain the requisite stockholder approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Trust Amendment Proposal;

•	our ability to complete a Business Combination;

•	the Trust Account not being subject to claims of third parties;

•	the volatility of the market price and liquidity of the Public Shares and other securities of the Company;

•	the per-share redemption price; and

•	the timing of the Mandatory Redemption and the our liquidation, dissolution and delisting.

The forward-looking statements contained in this proxy statement are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2022, the Company’s subsequent Quarterly Reports on Form 10-Q and the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the Proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on                 , 2022, at                 , Eastern Time. The Special Meeting will be held via the internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by visiting                      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:

HUGS is a blank check company incorporated in Delaware on December 4, 2020. The Company was formed for the purpose of effecting a Business Combination. Following the closing of the IPO on March 1, 2021, including the full exercise of the underwriters’ over-allotment option, and the concurrent sale of warrants to our Sponsor (the “Private Placement Warrants”), an amount of $287,500,000 from the net proceeds from the IPO and the sale of Private Placement Warrants was placed in the Trust Account.

Like most blank check companies, the Charter provides for the return of the IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation to enable implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by Public Stockholders. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of the Early Termination Amendment and the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment.

The purpose of the Early Termination Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on                 , 2022, at                 , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by visiting                      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	How do I vote?

A:

If you were a holder of record of shares of Class A Common Stock or shares of Class B Common Stock on the close of business on                 , 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by                 , Eastern Time, on                 , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting                      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. Please see the question “How do I attend the Special Meeting virtually” below for further information on how to attend the Special Meeting virtually.

Q:	How do I attend the Special Meeting virtually?

A:

If you are a registered stockholder, you will receive a proxy card from American Stock Transfer & Trust Company, LLC (“AST” or the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting virtually including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at (800) 937-5449, or email proxy@astfinancial.com.

You can pre-register to attend the virtual Special Meeting starting                 , 2022 at                  , Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser                      and entering your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to the internet, you can listen only to the meeting by dialing                      (toll-free) (or                      if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                 #. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	HUGS stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1 — Redemption Limit Elimination Proposal — to amend the Charter to eliminate the Redemption Limitation following the redemption of Public Shares in connection with a Business Combination and certain amendments to the Charter. A copy of the Redemption Limit Elimination Amendment is set forth in Annex A of this proxy statement;

Proposal No. 2 — Early Termination Proposal — to amend the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date. A copy of the Early Termination Amendment is set forth in Annex B of the accompanying proxy statement;

Proposal No. 3 — Trust Amendment Proposal — to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of this proxy statement, to change the date on which AST must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 4 — Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limitation Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Amended Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of our stockholders. For more information, please see “Proposal No. 1 — Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal,” “Proposal No. 3 —  The Trust Amendment Proposal,” and “Proposal No. 4 — The Adjournment Proposal.”

Each of the Early Termination Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Redemption Limit Elimination Proposal and the Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal,” “Proposal No. 3 —  The Trust Amendment Proposal,” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 3 — The Trust Amendment Proposal — Interests of the Sponsor and Company’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:

Each of the Early Termination Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Redemption Limit Elimination Proposal and the Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. If the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal?

A:

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation to enable implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by Public Stockholders. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of the Early Termination Amendment and the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of this proxy statement.

The Charter currently provides that the Company has until the Original Termination Date to effect a Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date (as defined below) may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Early Termination Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-third of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

AST’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by AST prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

For further details about the reasons for the Redemption Limit Elimination Proposal, the Early Termination Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person virtually or by proxy, of the holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Initial Stockholders, who own approximately 19.43% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 8,625,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the stockholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Early Termination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy at the meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal at the Special Meeting or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

Q:	How will the Initial Stockholders vote?

A:	On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of 6,934,500 shares of Common Stock, representing approximately 19.43% of the Company’s issued and outstanding shares of Common Stock, and plan to vote in favor of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

In addition, notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:	Why should I vote “FOR” the Redemption Limit Elimination Proposal?

A:

The Company believes stockholders will benefit from the removal of an unnecessary restriction on redemption rights in connection with the Early Termination Proposal and is proposing the Redemption Limit Elimination.

The Redemption Limitation may preclude the Company from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation, which was to ensure the Common Stock is not deemed a “penny stock” pursuant to applicable rules and regulations, is obviated because the Public Shares will redeemed shortly after the effectiveness of the Early Termination Amendment.

If the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the

Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

The Board has determined that the Redemption Limit Elimination Proposal is in the best interest of the shareholders of the Company and unanimously recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal.

For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of this proxy statement.

Q:	Why should I vote “FOR” the Early Termination Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to effect a Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by AST prior to such date.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions.

Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Early Termination Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-third of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Early Termination Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal and the Trust Amendment Proposal.

For further details about the reasons for the Early Termination Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person (including virtually) or by proxy, you may vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person (including virtually) or by proxy or do attend the Special Meeting in person (including virtually) or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (i) with respect to Adjournment Proposal, your shares of Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved and your shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such vote; and (ii) with respect to the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, your shares of Common Stock will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

If the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Redemption Limit Elimination Proposal is not approved?

A:

If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process;

(y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:	What happens if the Redemption Limit Elimination Proposal is approved?

A:

If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. If the Redemption Limit Elimination Amendment is implemented, the Redemption Limit will not apply to the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. However, the Company may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Q:	What happens if the Early Termination Proposal is not approved?

A:

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Early Termination Proposal.

If the Early Termination Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Early Termination Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Early Termination Proposal is approved, what happens next?

A:

Upon the approval of the Early Termination Proposal, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of the Early Termination Amendment set forth in Annex B hereto. However, the Company may decide to abandon the Early Termination Proposal at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Stockholders will not have their Public Shares redeemed.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

Q:	If I vote for or against the Early Termination Proposal, can I request that my shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the Early Termination Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Special Meeting?

A:	No. You are not being asked to vote on a Business Combination at this time.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Stockholders of record may (i) send a later-dated, signed proxy card to AST, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting virtually, revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at the Company’s address at 853 Broadway, 17th Floor, New York, New York 10003, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:	How are votes counted?

A:

Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and “ABSTAIN”. Stockholders who attend the Special Meeting, either virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any shares of Common Stock which are not voted at the

Special Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (i) will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting virtually online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to AST, the Transfer Agent, at proxy@astfinancial.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually.

Under the rules of the NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Special Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Special Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal?

A:

Yes. After careful consideration of all relevant factors, the Board has determined that the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Redemption Limit Elimination Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Officers and Directors” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Early Termination Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Officers and Directors” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	What interests do the Company’s directors and officers have in the approval of the Trust Amendment Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 3 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors” and “Beneficial Ownership of Securities” of this proxy statement.

Q:

Do I have appraisal rights or dissenters’ rights if I object to any of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:

No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with any of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal. However you may elect to have your shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal as described under the question “How do I exercise my redemption rights” below.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

(i)

(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)

prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)	deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of such holder, subject to applicable law.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Stockholders electing to redeem their Public Shares will be distributed promptly after the Special Meeting.

Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on                  , 2022 (two business days prior to the date of the Special Meeting).

If a holder of Public Shares properly makes a request for redemption and the Public Shares is delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Special Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Redemption Limit Elimination Proposal and/or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment and/or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

If the Board decides not to implement both the Redemption Limit Elimination Proposal and the Early Termination Proposal for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Notwithstanding the foregoing, if the Early Termination Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Early Termination Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each the Early Termination Proposal and the Trust Amendment Proposal is cross-condition on approval of each other.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

Q:	What are the material U.S. federal income tax consequences of a redemption?

A:

The U.S. federal income tax consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from a redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

For a discussion of certain material U.S. federal income tax considerations applicable to holders of Public Shares with respect to a redemption, see “Certain Material U.S. Federal Income Tax Considerations.”

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd floor

New York, NY 10005

Stockholders may call toll free: (877) 478-5040

Banks and Brokers may call collect: (212) 269-5550

Email: HUGS@dfking.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (either physically or electronically) (and stock certificate (if any) and other redemption forms) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

E-mail: proxy@astfinancial.com

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on                 , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                 , 2022 to all stockholders of record of the Company as of the close of business on                 , 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on                 , 2022 at                 , Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote and submit questions via live audio webcast by visiting                  and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

You can pre-register to attend the virtual Special Meeting starting                 , 2022 at                 , Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser                  and entering your control number, name and email address. Once you pre-register, you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (800) 937-5449, or via email at proxy@astfinancial.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to the internet, you can listen only to the meeting by dialing                  (toll-free) (or                  if you are located outside of the United States or Canada (standard rates apply)) and when prompted enter the pin number                 . Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

The Proposals at the Special Meeting

At the Special Meeting, the Company’s stockholders will consider and vote on the following proposals:

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Charter to eliminate the Redemption Limitation. A copy of the Redemption Limit Elimination Amendment is set forth in Annex A of this proxy statement;

Proposal No. 2 — Early Termination Proposal — To amend the Charter to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date. A copy of the Early Termination Amendment is set forth in Annex B of this proxy statement;

Proposal No. 3 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of this proxy statement, to change the date on which AST must commence liquidation of the Trust Account to the Amended Termination Date; and

Proposal No. 4 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

Each of the Early Termination Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Redemption Limit Elimination Proposal and the Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on                 , 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 35,684,500 issued and outstanding shares of Common Stock, of which 28,750,000 shares of Class A Common Stock are held by the Public Stockholders and 6,934,500 shares of Class B Common Stock are held by the Initial Stockholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person virtually or by proxy, of the holders of shares of outstanding Common Stock representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 19.43% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 10,907,751 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore (i) will have no effect on the outcome of the vote the Adjournment Proposal; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

Under NYSE rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.

Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.

Vote Required for Approval

The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Early Termination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy at the meeting and entitled to vote thereon.

Voting Your Shares

If you were a holder of record of shares of Common Stock as of the close of business on                 , 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of Common Stock at the Special Meeting:

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by                 , Eastern Time, on                 , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person (including virtually) or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal at the Special Meeting.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Revoking Your Proxy

If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•

you may send a later-dated, signed proxy card to AST, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify the Board in writing to USHG Acquisition Corp., 853 Broadway, 17th Floor, New York, New York 10003, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call D.F. King, our proxy solicitor, by calling (877) 478-5040 (toll-free), or banks and brokers can call (212) 269-5550, or by emailing HUGS@dfking.com.

Redemption Rights

Pursuant to the Charter, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal and the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may request that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Special Meeting. If a holder properly seeks redemption as described in this section, and the Redemption Limit Elimination Proposal or the Early Termination Proposal is adopted the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Special Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)

submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)	deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days prior to the scheduled date of the Special Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of such Public Stockholder or any other person with whom such Public Stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding

Public Shares, without our prior consent. Accordingly, if a Public Stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on                 , 2022, the most recent practicable date prior to the date of this proxy statement, was $         per share. The cash held in the Trust Account on such date was approximately $         (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($         per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Special Meeting.

If the Redemption Limit Elimination Proposal and/or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment and/or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

Notwithstanding the foregoing, if the Early Termination Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Early Termination Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

The U.S. federal income tax consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For a discussion of certain material U.S. federal income tax considerations for applicable to holders of Public Shares with respect to a redemption, see “Certain Material U.S. Federal Income Tax Considerations.”

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the any of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Trust Amendment Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay D.F. King a fee of $                , plus disbursements, reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE REDEMPTION LIMIT ELIMINATION PROPOSAL

Overview

The Company is proposing to amend its Charter to remove the requirement that the Company retain at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act),

(i) upon consummation of the Company’s initial Business Combination; and

(ii) in connection with the approval of any amendment to the Charter (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated a Business Combination by the Original Termination Date or (b) with respect to any other material provisions of the Charter relating to rights of the stockholders of the Company or pre-initial Business Combination activity.

Reasons for the Redemption Limit Elimination Proposal

The purpose of the Redemption Limitation was to ensure that the Company will not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Exchange Act, by maintaining more than $5,000,001 of net tangible assets. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation is obviated in this circumstance.

If the Redemption Limit Elimination Proposal Is Not Approved

If there are insufficient votes to approve the Redemption Limit Elimination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limit Elimination Proposal.

If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

If the Redemption Limit Elimination Proposal Is Approved

If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. If the Redemption Limit Elimination Amendment is implemented, the Redemption Limit will not apply to the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. However, we may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Redemption Limit Elimination Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Redemption Limit Elimination Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Redemption Limit Elimination Proposal. Therefore, the 1,333,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $2,000,000, and the 6,934,500 shares of Class B Common Stock held by the Initial Stockholders, for which the Sponsor paid $24,120 will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of                 , 2022, the Company had cash of $         remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $         of unpaid reimbursable fees and expenses, and $         was owed to affiliates of the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts will continue to increase if the Early Termination Proposal is not approved and implemented;

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i)

$10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account that may be withdrawn to pay its tax obligations, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that each of the Company’s officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of the Company’s officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•

the fact that the Company has entered into an administrative services agreement pursuant to which the Company pays an affiliate of the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon the Company’s liquidation, it may cease paying some or all of these monthly fees;

•

the fact that if (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•	the fact that all of the current officers and directors are expected to continue to serve in their roles until the Company dissolves; and

•

the fact that on March 29, 2022, the Company issued an unsecured promissory note to affiliates of the Sponsor for an aggregate amount of up to $500,000 (the “Promissory Note”), payable upon consummation of its Business Combination. If the initial Business Combination is not consummated, the Promissory Note will not be repaid, and all outstanding balance will be forgiven. As of September 30, 2022, there was $500,000 outstanding under the Promissory Note. If (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the Promissory Note will not be repaid.

Redemption Rights

Pursuant to the Charter, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Special Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Special Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii) deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the scheduled date of the Special Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of such Public Stockholder or any other person with whom such Public Stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on                 , 2022, the most recent practicable date prior to the date of this proxy statement, was $         per share. The cash held in the Trust Account on such date was approximately $         (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($         per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Special Meeting.

If the Redemption Limit Elimination Proposal and/or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment and/or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

Notwithstanding the foregoing, if the Early Termination Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Early Termination Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

The U.S. federal income tax consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For a discussion of certain material U.S. federal income tax considerations applicable to holders of Public Shares with respect to a redemption, see “Certain Material U.S. Federal Income Tax Considerations.”

Vote Required for Approval

The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have the effect of a vote “AGAINST” the Redemption Limit Elimination Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Redemption Limit Elimination Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMIT ELIMINATION PROPOSAL.

PROPOSAL NO. 2 — THE EARLY TERMINATION PROPOSAL

Overview

The Company is proposing to amend its Charter to change the date by which it has to consummate a Business Combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $         (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $         as of the Record Date, divided by the total number of then outstanding Public Shares. The closing price of the shares of Class A Common Stock on NYSE on the Record Date was $        . Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $         more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Early Termination Proposal

HUGS is a blank check company formed for the purpose of effecting a Business Combination. HUGS’s intention was to identify a company with a people-first culture that complements the experience of HUGS’s management team, the Board and Advisory Counsel and that could benefit from HUGS’s deep relationships and expertise across functions.

After the closing of the IPO in March 2021, and consistent with the Company’s business purpose, the Board and the Company’s management team commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

From the date of the closing of the IPO through the date of this proxy statement, members of the Board and our management team contacted, and were contacted by, a number of individuals with respect to business combination opportunities. In the aggregate, HUGS considered approximately 220 potential candidates for business combination opportunities and representatives of HUGS engaged in meetings with approximately 110 potential business combination candidates, including Panera Brands, Inc., a Delaware corporation (“Panera”) (discussed in further detail below). Following evaluation of certain diligence materials, HUGS made formal initial business combination proposals to four potential candidates, including Panera, and held extensive discussions with eight other potential business combination candidates.

On November 8, 2021, the Company entered into an Investment Agreement and Plan of Merger (the “Investment Agreement”) with Panera, and Rye Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Panera (“Merger Sub”), pursuant to which the parties agreed that Merger Sub would merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Panera (the “Merger”).

The Investment Agreement provided that either the Company or Panera could terminate the agreement if the Merger was not completed on or prior to June 30, 2022, subject to certain limitations. On July 1, 2022, Panera delivered a written notice of termination to the Company terminating the Investment Agreement as a result of the Merger not having been completed on or prior to June 30, 2022. For more information regarding the termination of the Investment Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2022.

As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) challenging market conditions, including negative public sentiment towards special purpose acquisition companies and high levels of redemptions by special purpose acquisition company stockholders in connection with business combination transactions; (ii) our preliminary assessment of potential target companies’ leadership teams and corporate values; (iii) inability to reach an agreement on valuation; (iv) the Company’s preliminary assessment of potential target companies’ respective business models, product or service differentiation, customer concentrations, competitive landscape and corresponding risks to future financial performance; (v) the Company’s preliminary assessment of potential target companies’ ability to execute their respective business and financial plans and scale their respective business; (vi) alternative options available to potential targets, such as pursuing a traditional initial public offering, raising private capital or waiting for the capital markets to improve before pursuing a listing and (vii) changes in regulatory landscape, including recent changes in U.S. tax law.

In light of these circumstances and timeline, the Board and the Company’s management team do not believe that the Company will be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including the Excise Tax included in the IRA, the SEC’s proposed rules relating to, among other items, enhancing disclosure in Business Combination transactions involving special purpose acquisition companies and private operating companies and increasing the potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to effect a Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA and subject to the Excise Tax. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Early Termination Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) as promptly as reasonably possible after completion of the Mandatory Redemption, subject to the approval of the Company’s then remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law; and (iii) AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Early Termination Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal.

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Amended Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of our stockholders.

If the Early Termination Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Early Termination Proposal.

If the Early Termination Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Further, if the Early Termination Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholder would otherwise be entitled to receive. If the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless.

In addition, each of the Early Termination Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Early Termination Proposal Is Approved

If the Early Termination Proposal is approved, we plan to promptly file an amendment to the Charter with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto to change the Original Termination Date to the Amended Termination Date. However, we may decide to abandon the Early Termination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Stockholders will not have their Public Shares redeemed in connection with the implementation of the Early Termination Amendment.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $289.1 million that was in the Trust Account as of September 30, 2022. Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (x) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (y) would not vote such Public Shares in favor of approving the

Early Termination Proposal; and (z) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of the NYSE and the Charter, as amended.

As contemplated by the Charter, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and/or the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Early Termination Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Early Termination Proposal:

•	the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business

Combination or the Early Termination Proposal. Therefore, the 1,333,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $2,000,000, and the 6,934,500 shares of Class B Common Stock held by the Initial Stockholders, for which the Sponsor paid $24,120 will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of                 , 2022, the Company had cash of $         remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $         of unpaid reimbursable fees and expenses, and $         was owed to affiliates of the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts will continue to increase if the Early Termination Proposal is not approved and implemented;

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account that may be withdrawn to pay its tax obligations, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that each of the Company’s officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of the Company’s officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•

the fact that the Company has entered into an administrative services agreement pursuant to which the Company pays an affiliate of the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon the Company’s liquidation, it may cease paying some or all of these monthly fees;

•

the fact that if (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•	the fact that all of the current officers and directors are expected to continue to serve in their roles until the Company dissolves; and

•

the fact that on March 29, 2022, the Company issued an unsecured promissory note to affiliates of the Sponsor for an aggregate amount of up to $500,000 (the “Promissory Note”), payable upon consummation of its Business Combination. If the initial Business Combination is not consummated, the Promissory Note will not be repaid, and all outstanding balance will be forgiven. As of September 30, 2022, there was $500,000 outstanding under the Promissory Note. If (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the Promissory Note will not be repaid.

Redemption Rights

Pursuant to the Charter, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Special Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Special Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Special Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii) deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the scheduled date of the Special Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of such Public Stockholder or any other person with whom such Public Stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on                 , 2022, the most recent practicable date prior to the date of this proxy statement, was $         per share. The cash held in the Trust Account on such date was approximately $         (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($         per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Special Meeting.

If the Redemption Limit Elimination Proposal and/or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment and/or the Early Termination Amendment, as applicable, is implemented, any Public Stockholders who elect to redeem their Public Shares in connection with such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Stockholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Amended Termination Date have their shares redeemed pursuant to the Mandatory Redemption. When calculating the per-share redemption price that the remaining Public Stockholders will receive in connection with the Mandatory Redemption, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (x) a per-share redemption price to be paid in connection with the Mandatory Redemption to Public Stockholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (y) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

Notwithstanding the foregoing, if the Early Termination Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the Early Termination Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Mandatory Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Public Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to the Transfer Agent. Beneficial owners of such Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Mandatory Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

There will be no redemption rights or liquidating distributions with respect to the Public Warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Early Termination Proposal and the Trust Amendment Proposal are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

The U.S. federal income tax consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the redemption, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For a discussion of certain material U.S. federal income tax considerations applicable to holders of Public Shares with respect to a redemption, see “Certain Material U.S. Federal Income Tax Considerations.”

Vote Required for Approval

The approval of the Early Termination Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have the effect of a vote “AGAINST” the Early Termination Proposal. The Early Termination Proposal is conditioned on the approval of the Trust Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Early Termination Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EARLY TERMINATION` PROPOSAL.

PROPOSAL NO. 3 — THE TRUST AMENDMENT PROPOSAL

Overview

On March 1, 2021, we consummated our IPO of 28,750,000 Units to our Public Stockholders, including the issuance of 3,750,000 Units as a result of the underwriters’ exercise of their over-allotment option. As a result, an amount equal to $287,500,000 was placed in the Trust Account, with AST acting as trustee. The balance of the Trust Account as of                 , 2022 was $        .

AST’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that AST shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable termination letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of this proxy statement, to change the date on which AST must commence liquidation of the Trust Account to the Amended Termination Date, such that AST shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, AST shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable termination letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by AST prior to such date.

In addition, each of the Trust Amendment Proposal and the Early Termination Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Early Termination Proposal. Therefore, the 1,333,333 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $2,000,000, and the 6,934,500 shares of Class B Common Stock held by the Initial Stockholders, for which the Sponsor paid $24,120 will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of                 , 2022, the Company had cash of $         remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $         of unpaid reimbursable fees and expenses, and $         was owed to affiliates of the Sponsor under a non-interest bearing, unsecured promissory note. Such amounts will continue to increase if the Early Termination Proposal is not approved and implemented;

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account that may be withdrawn to pay its tax obligations, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent registered public accounting firm) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that each of the Company’s officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of the Company’s officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•

the fact that the Company has entered into an administrative services agreement pursuant to which the Company pays an affiliate of the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. Upon the Company’s liquidation, it may cease paying some or all of these monthly fees;

•

the fact that if (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•	the fact that all of the current officers and directors are expected to continue to serve in their roles until the Company dissolves; and

•

the fact that on March 29, 2022, the Company issued the Promissory Note to affiliates of the Sponsor for an aggregate amount of up to $500,000, payable upon consummation of its Business Combination. If the initial Business Combination is not consummated, the Promissory Note will not be repaid, and all outstanding balance will be forgiven. As of September 30, 2022, there was $500,000 outstanding under the Promissory Note. If (x) the Early Termination Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the Promissory Note will not be repaid.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Early Termination Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 16,260,425 shares of Common Stock held by the Public Stockholders (or approximately 56.6% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal. In such event, the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the vote of a majority of the votes cast by the stockholders present in person (including virtually) or represented by proxy at the meeting and entitled to vote thereon. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore and will have the effect of a vote “AGAINST” the Adjournment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Adjournment Proposal will require the affirmative vote of at least 10,907,751 shares of Common Stock held by the Public Stockholders (or approximately 37.9% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 1,986,627 shares of Common Stock held by the Public Stockholders (or approximately 6.9% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of the material U.S. federal income tax consequences applicable to U.S. Holders and Non-U.S. Holders (each as defined below) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Proposals or in connection with our liquidation in the event the Proposals are approved, and the expiration of Public Warrants in such event.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take any position contrary to the discussion below. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.

This discussion is limited to holders that hold Public Shares or Public Warrants as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address the U.S. federal income tax consequences to our sponsor, officers or directors. This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	banks;

•	certain financial institutions;

•	regulated investment companies and real estate investment trusts;

•	insurance companies;

•	brokers, dealers or traders in securities;

•	traders in securities that elect to mark to market;

•	tax-exempt organizations or governmental organizations;

•	persons subject to the alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons holding Public Shares or Public Warrants as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	persons that actually or constructively own 5% or more of our voting stock by vote or value;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons deemed to sell Public Shares or Public Warrants under the constructive sale provisions of the Code;

•	persons who hold or receive Public Shares or Public Warrants pursuant to the exercise of any employee stock option or otherwise as compensation;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	tax-qualified retirement plans; and

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Public Shares or Public Warrants, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding Public Shares or Public Warrants and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Public Shares or Public Warrants that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a taxable disposition of such stock for U.S. federal income tax purposes. However, it is also possible that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes.

If the Proposals are approved, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such U.S. Holder in connection with our complete liquidation, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with Our Liquidation” and “— Taxation of Redemption as a Sale of Public Shares.”

If the Proposals are not approved and if a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in connection with our complete liquidation, (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares of such redemption will depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution in respect of its Public Shares with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of our shares treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any of our stock treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of our outstanding stock both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a non-liquidating distribution in respect of such Public Shares) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in us or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of our stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption. However, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply.

There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants).

The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a non-liquidating distribution to the redeemed U.S. Holder in respect of its Public Shares and the tax consequences to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of our stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of our stock treated as constructively owned by such U.S. Holder.

Redemption of Public Shares in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such U.S. Holder in complete liquidation of us for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable to them.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution in respect of the Public Shares, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Expiration of a Public Warrant

If the Proposals are approved and we liquidate, the Public Warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally realize a capital loss equal to such U.S. Holder’s tax basis in the expired Public Warrants. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of a redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of Public Shares or Public Warrants that is for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed or as a non-liquidating distribution, as described above under “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” If such a redemption qualifies as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a non-liquidating distribution in respect of such Public Shares, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Redemption of Public Shares in Connection with Our Liquidation

A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of us for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Distribution

In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate on IRS Form W-8BEN or W-8BEN-E (or other applicable documentation). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), we may be required to withhold 15% of any distribution that exceeds our current and accumulated earnings and profits. We do not believe we are or will be classified as a “United States real property holding corporation.”

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), provided that such Non-U.S. Holder furnishes to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Redemption of Public Shares,” unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Public Shares, and, in the case where the Public Shares are treated as regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable income tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the sale, exchange or other disposition of our Public Shares will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We do not believe we are or will be a “United States real property holding corporation.”

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.

Expiration of a Public Warrant

If the Proposals are approved and we liquidate, the Public Warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a Non-U.S. Holder will generally realize a capital loss equal to such U.S. Holder’s tax basis in the expired Public Warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss realized on the expiration of their Public Warrants.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends in respect of the Public Shares, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or disposition of Public Shares paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on the Public Shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of the Public Shares, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds from a sale or other disposition that can produce U.S. source income. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the potential application of withholding under FATCA to a redemption of their Public Shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any holder. You are urged to consult with your tax advisors to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Proposals.

INFORMATION ABOUT THE COMPANY

General

HUGS is a blank check company whose business purpose is to effect a Business Combination. HUGS was incorporated under the laws of the State of Delaware on December 4, 2020.

The mailing address of HUGS’s principal executive office is 853 Broadway, 17th Floor, New York, New York 10003, and its telephone number is (212) 228-3585.

IPO and Private Placement

On December 29, 2020, the Sponsor purchased 6,934,500 shares of Class B Common Stock (the “Founder Shares”) for an aggregate purchase price of $24,120, or approximately $0.003 per share. In January 2021, the Sponsor made a charitable contribution of 115,000 shares of Class B Common Stock to Share Our Strength. Prior to Sponsor’s initial investment, HUGS had no assets, tangible or intangible.

On March 1, 2021, HUGS consummated the IPO of 28,750,000 Units, including 3,750,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional units to cover over-allotments, with each Unit consisting of one share of Class A Common Stock and one-third of one Public Warrant, with each whole Public Warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 commencing 30 days after the consummation of an initial Business Combination. The Units from the IPO were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $287,750,000.

Simultaneously with the closing of the IPO, HUGS consummated the sale of 1,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant in a private placement to the Sponsor, generating gross proceeds of $2,000,000. Of the gross proceeds received from the IPO and the Private Placement Warrants, $287.5 million was placed in the Trust Account. The IPO was conducted pursuant to a registration statement on Form S-1 (Registration No. 333-252802) that became effective on February 24, 2021.

On April 16, 2021, HUGS announced that, commencing April 19, 2021, holders of the Units may elect to separately trade the shares of Class A Common Stock and the Public Warrants included in the Units. The HUGS Class A Common Stock, Units and Public Warrants are currently listed on the NYSE under the symbols “HUGS,” “HUGSU” and “HUGSW,” respectively.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of                 , 2022, with respect to our shares of Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 35,684,500 shares of Common Stock, consisting of (i) 28,750,000 shares of Class A Common Stock and (ii) 6,934,500 shares of Class B Common Stock, issued and outstanding as of                 , 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we only take into account shares of Common Stock issuable pursuant to the exercise of outstanding warrants if such warrants may be exercised on or before the 60th day after                 , 2022. None of our outstanding warrants are exercisable on or before such date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders:
Davidson Kempner Capital Management LP(2)	1,946,426	6.8%	—	—	1,946,426	5.5%
USHG Investments, LLC(3)	—	—	6,819,500	98.3%	6,819,500	19.1%
Directors and Officers
Daniel H. Meyer(3)	—	—	6,819,500	98.3%	6,819,500	19.1%
Adam D. Sokoloff	—	—	—	—	—	—
Tiffany F. Daniele	—	—	—	—	—	—
J. Kristofer Galashan	—	—	—	—	—	—
Lisa Skeete Tatum	—	—	—	—	—	—
Mark Leavitt	—	—	—	—	—	—
Walter Robb	—	—	—	—	—	—
Randy Garutti	—	—	—	—	—	—
Heidi Messer	—	—	—	—	—	—
Robert K. Steel	—	—	—	—	—	—
All officers and directors as a group (10 individuals)(4)	—	—	6,819,500	98.3%	6,819,500	19.1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o USHG Acquisition Corp., 853 Broadway, 17th Floor, New York, New York 10003.
(2)

According to the Schedule 13G/A filed on February 10, 2022. M.H. Davidson & Co. (“CO”) has shared voting and dispositive power over 54,695 shares of Class A Common Stock. Davidson Kempner Partners (“DKP”) has shared voting and dispositive power over 341,792 shares of Class A Common Stock. Davidson Kempner Institutional Partners, L.P. (“DKIP”) has shared voting and dispositive power over 730,494 shares of Class A Common Stock. Davidson Kempner International, Ltd. (“DKIL”) has shared voting and dispositive power over 819,445 shares of Class A Common Stock. Davidson Kempner Capital Management LP (“DKCM”) has shared voting and dispositive power over 1,946,426 shares of Class A Common Stock. Anthony A. Yoseloff (“Mr. Yoseloff”) has shared voting and dispositive power over 1,946,426 shares of Class A Common Stock. M.H. Davidson & Co. GP, L.L.C., a Delaware limited liability company, is the general partner of CO. DKCM, a registered investment adviser with the SEC, acts as investment manager to each of CO, DKP, DKIP and DKIL either directly or by virtue of a sub-advisory agreement with the investment manager of the relevant fund. DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Mr. Yoseloff, Eric P. Epstein, Conor Bastable, Shulamit Leviant, Morgan P. Blackwell, Patrick W. Dennis, Gabriel T. Schwartz, Zachary Z. Altschuler, Joshua D. Morris and Suzanne K. Gibbons. Mr. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by CO, DKP, DKIP and DKIL. The address of the principal business office of each of the foregoing persons is c/o Davidson Kempner Capital Management LP, 520 Madison Avenue, 30th Floor, New York, New York 10022.
(3)

Union Square Hospitality Group, LLC (“USHG”) is the managing member of the Sponsor. USHG is governed by a board of directors on which Mr. Meyer has supermajority voting rights. Mr. Meyer therefore has voting and dispositive control over USHG. Certain of HUGS’s directors, officers and their affiliates hold membership interests in the Class B Shares Series of the Sponsor. The business purpose of the Class B Shares Series is, among other things, to hold the shares of Class B Common Stock purchased by the Sponsor prior to the IPO. The Class B Share Series has the power to, among other things, vote the shares of Class B Common Stock held by the Sponsor in respect of decisions by the HUGS stockholders. Additionally, each distribution of cash or other property by the Sponsor in respect of the Class B Shares Series will be distributed among the members of the Class B Shares Series in proportion to their respective percentage interest in the Class B Shares Series.

(4)

Interests shown consist solely of the Founder Shares, classified as Class B Common Stock. Such shares will automatically convert into Class A Common Stock at the time of HUGS’s initial Business Combination.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our principal executive offices at 853 Broadway, 17th Floor, New York, New York 10003 or by telephone at (212) 228-3585, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at USHG Acquisition Corp., 853 Broadway, 17th Floor, New York, New York 10003 or by telephone at (212) 228-3585.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact D.F. King, the proxy solicitor for the Company, by calling (877) 478-5040 (toll-free), or banks and brokers can call (212) 269-5550, or by emailing HUGS@dfking.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than                 , 2022.

Annex A

AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

USHG ACQUISITION CORP.

USHG Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “USHG Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 4, 2020 and was subsequently amended and restated by the filing of (a) the Corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on December 18, 2020 and (b) the Corporation’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on February 24, 2021 (the “Second Amended and Restated Certificate”).

2. This Amendment to the Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

3. The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed, out of the funds legally available therefor, upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and Section 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

4. The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

5. Section 9.2(f) of Article IX is hereby deleted in its entirety.

6. The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Second Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, or (b) with respect to any other provisions of this Second Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not

A-1

previously released to the Corporation to pay its taxes and expenses related to the administration of the Trust Account, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, USHG Acquisition Corp. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

USHG ACQUISITION CORP.

By:
Name:	Adam D. Sokoloff
Title:	Chief Executive Officer

A-2

Annex B

AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

USHG ACQUISITION CORP.

USHG Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “USHG Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 4, 2020 and was subsequently amended and restated by the filing of (a) the Corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on December 18, 2020 and (b) the Corporation’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on February 24, 2021 (the “Second Amended and Restated Certificate”).

2. This Amendment to the Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

3. The text of Section 9.2(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes as well as expenses relating to the administration of the trust account, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the earlier of (x) [●], 2022 or (y) the date of the effectiveness of this Amendment to the Second Amended and Restated Certificate (the “Amended Termination Date”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are USHG Investments, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

4. The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by the Amended Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and expenses related to the

B-1

administration of the Trust Account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders (if required by the DGCL) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

5. The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Second Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Amended Termination Date, or (b) with respect to any other provisions of this Second Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and expenses related to the administration of the Trust Account, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, USHG Acquisition Corp. has caused this Amendment to the Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

USHG ACQUISITION CORP.

By:
Name:	Adam D. Sokoloff
Title:	Chief Executive Officer

B-2

Annex C

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of                 , 2022, is made by and between USHG Acquisition Corp., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of February 24, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 28,750,000 units (the “Offering”) and as of March 1, 2021, a total of $287,500,000.00 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes as well as expenses relating to the administration of the Trust Account, (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may not be changed, amended or modified without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Class B Common Stock have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment to the Company’s second amended and restated certificate of incorporation (the certificate of incorporation, as so amended, the “Amended Certificate”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

‘(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes as well as expenses relating to the administration of the Trust Account, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) the Amended Termination Date (as such term is defined in the Company’s amended and restated certificate of incorporation) and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes as well as expenses relating to the administration of the Trust Account (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders’;

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 24, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Amended Certificate.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

7. Other Miscellaneous Terms. The provisions of Sections 6(i), 6(j) and 6(k) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Trustee

By:
Name:
Title:

USHG ACQUISITION CORP.

By:
Name: Adam D. Sokoloff
Title: Chief Executive Officer

EXHIBIT B

USHG ACQUISITION CORP.

853 Broadway, 17th Floor, New York, New York 10003

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: [                ]

Re: Trust Account                 Termination Letter

Ladies and Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between USHG Acquisition Corp. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Trustee”), dated as of February 24, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. to await distribution to the Public Stockholders. Subject to the effectiveness of the amendment to the amended and restated certificate of incorporation of the Company, the Company has selected [                ] as the record date for the purpose of determining the Public Stockholders entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

USHG ACQUISITION CORP.

By:
Name:
Title:

cc: Goldman Sachs & Co. LLC and Piper Sandler & Co.

USHG Acquisition Corp.

SPECIAL MEETING OF STOCKHOLDERS

, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

USHG Acquisition Corp.

The undersigned hereby appoints            and             , and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of common stock of USHG Acquisition Corp. (“HUGS”) that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the special meeting of HUGS stockholders (the “Special Meeting”) to be held on             via live webcast at or any adjournment thereof, with all powers which the undersigned would possess if present at the Special Meeting.

The undersigned acknowledges receipt of the enclosed proxy statement/prospectus and revokes all prior proxies for the Special Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” ALL PROPOSALS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

The HUGS board of directors recommends you vote FOR Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4.

1. Proposal No. 1 – The Redemption Limit Elimination Proposal–to amend HUGS’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to eliminate the requirement that HUGS retain at least $5,000,001 of net tangible assets following the redemption of the Class A common stock, par value $0.001 per share (“Class A Common Stock”), in connection with a Business Combination (as defined in the Charter) and certain amendments to the Charter (the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Charter is set forth in Annex A of the accompanying proxy statement;	For ☐	Against ☐	Abstain ☐

2. Proposal No. 2 – The Early Termination Proposal–to amend the Charter to change the date by which HUGS must cease all operations except for the purpose of winding up if it fails to complete a Business Combination from March 1, 2023 to the earlier of (x) , 2022 or (y) the date of effectiveness of such amendment to the Charter (the “Amended Termination Date”) (the “Early Termination Proposal”). A copy of the proposed amendment to the Charter is set forth in Annex B of the accompanying proxy statement;	For ☐	Against ☐	Abstain ☐

3. Proposal No. 3 – The Trust Amendment Proposal–to amend the Investment Management Trust Agreement, dated February 24, 2021 (the “Trust Agreement”), by and between HUGS and American Stock Transfer & Trust Company, LLC, as trustee (“AST”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex C of the accompanying proxy statement to change the date on which AST must commence liquidation of the trust account established in connection with HUGS’s initial public offering to the Amended Termination Date (the “Trust Amendment Proposal”); and	For ☐	Against ☐	Abstain ☐

4. Proposal No. 4 – The Adjournment Proposal–to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A Common Stock and Class B common stock, par value $0.0001 per share, to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal or (y) if HUGS’s board of directors determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Redemption Limit Elimination Proposal, the Early Termination Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Trust Amendment Proposal, the “Proposals”).	For ☐	Against ☐	Abstain ☐

Note: Such other business as may properly come before the Special Meeting or any adjournment thereof.

Dated: , 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.